Exhibit 99.2

Discover Financial Services
GAAP Basis
(unaudited, dollars in thousands, except per share statistics)
	Quarter Ended					Nov 30, 2007		Year Ended
	Nov 30, 2007	Aug 31, 2007	May 31, 2007	Feb 28, 2007	Nov 30, 2006	vs Nov 30, 2006		2007	2006	2007 vs 2006

Earnings Summary
Interest Income	$748,889	$755,610	$703,365	$680,305	$622,166	$126,723	20%	$2,888,169	$2,458,526	$429,643	17%
Interest Expense	400,734	361,469	336,253	283,959	243,518	157,216	65%	1,382,415	940,040	442,375	47%
Net Interest Income	348,155	394,141	367,112	396,346	378,648	(30,493)	(8%)	1,505,754	1,518,486	(12,732)	(1%)
Other Income	1,003,251	845,498	871,693	825,677	828,263	174,988	21%	3,546,119	3,538,939	7,180	0%
Revenue Net of Interest Expense	1,351,406	1,239,639	1,238,805	1,222,023	1,206,911	144,495	12%	5,051,873	5,057,425	(5,552)	(0%)
Provision for Loan Losses	339,916	211,576	203,287	195,386	239,693	100,223	42%	950,165	755,637	194,528	26%
Employee Compensation and Benefits	226,494	227,904	234,373	233,318	234,625	(8,131)	(3%)	922,089	933,196	(11,107)	(1%)
Marketing and Business Development	163,916	163,015	140,930	142,344	197,601	(33,685)	(17%)	610,205	603,556	6,649	1%
Information Processing & Communications	98,926	99,065	96,622	93,452	102,936	(4,010)	(4%)	388,065	387,595	470	0%
Professional Fees	102,742	94,060	113,264	80,958	119,049	(16,307)	(14%)	391,024	367,769	23,255	6%
Premises and Equipment	21,761	22,611	24,350	22,809	23,886	(2,125)	(9%)	91,531	92,278	(747)	(1%)
Other Expense [1]	485,656	92,194	93,453	82,295	103,580	382,076	NM	753,598	335,089	418,509	125%
Total Other Expense	1,099,495	698,849	702,992	655,176	781,677	317,818	41%	3,156,512	2,719,483	437,029	16%
Income (Loss) Before Income Taxes [1]	(88,005)	329,214	332,526	371,461	185,541	(273,546)	(147%)	945,196	1,582,305	(637,109)	(40%)
Tax Expense	(3,938)	126,974	123,284	137,829	(981)	(2,957)	NM	384,149	505,689	(121,540)	(24%)
Net Income (Loss) [1]	$(84,067)	$202,240	$209,242	$233,632	$186,522	$(270,589)	(145%)	$561,047	$1,076,616	$(515,569)	(48%)

Effective Tax Rate	4.5%	38.6%	37.1%	37.1%	(0.5%)			40.6%	32.0%

Balance Sheet Statistics
Loan Receivables	$23,954,295	$22,393,598	$22,788,042	$22,611,707	$23,742,750	$211,545	1%	$23,954,295	$23,742,750	$211,545	1%
Total Assets	$37,348,409	$36,141,011	$35,672,568	$29,763,803	$29,067,242	$8,281,167	28%	$37,348,409	$29,067,242	$8,281,167	28%
Total Equity	$5,571,839	$5,667,282	$5,780,284	$5,528,658	$5,774,772	$(202,933)	(4%)	$5,571,839	$5,774,772	$(202,933)	(4%)
Total Tangible Equity	$5,218,375	$4,927,431	$5,044,586	$4,797,784	$5,039,867	$178,508	4%	$5,218,375	$5,039,867	$178,508	4%
Tangible Equity/Total Owned Assets	14.0%	13.6%	14.1%	16.1%	17.3%			14.0%	17.3%
ROE [1]	(6%)	14%	15%	16%	12%			10%	20%

Allowance for Loan Loss (period end)	$916,844	$792,883	$788,748	$793,850	$832,483	$84,361	10%	$916,844	$832,483	$84,361	10%
Change in Loan Loss Reserves	$120,703	$1,446	$(6,098)	$(38,471)	$16,623	$104,080	NM	$77,580	$(71,309)	$148,889	NM
Interest-only Strip Receivable (period end)	$400,313	$353,289	$372,796	$331,621	$337,752	$62,561	19%	$400,313	$337,752	$62,561	19%
Net Revaluation of Retained Interests	$37,298	$(24,043)	$35,620	$(3,997)	$5,492	$31,806	NM	$44,878	$159,442	$(114,564)	(72%)

Per Share Statistics
Basic EPS [1]	$(0.18)	$0.42	$0.44	$0.49	$0.39	$(0.57)	(146%)	$1.18	$2.26	$(1.08)	(48%)
Diluted EPS [1,2]	$(0.18)	$0.42	$0.44	$0.49	$0.39	$(0.57)	(146%)	$1.17	$2.26	$(1.09)	(48%)
Stock Price (period end)	$17.37	$23.14
Book Value	$11.66	$11.87						$11.66
Ending Shares Outstanding (000's)	477,688	477,328	477,236	477,236	477,236	452	0%	477,688	477,236	452	0%
Weighted Average Shares Outstanding (000's)	477,567	477,272	477,236	477,236	477,236	331	0%	477,328	477,236	92	0%
Weighted Average Shares Outstanding (fully diluted) (000's)	477,567	480,071	477,236	477,236	477,236	331	0%	478,879	477,236	1,643	0%

Total Credit Card Loans
Credit Card Loans - Owned	$23,703,101	$22,301,589	$22,698,457	$22,520,861	$23,646,901	$56,200	0%	$23,703,101	$23,646,901	$56,200	0%
Average Credit Card Loans - Owned	$22,468,387	$22,646,290	$21,419,465	$24,760,587	$22,573,508	$(105,121)	(0%)	$22,814,043	$21,656,295	$1,157,748	5%

Interest Yield	10.43%	10.99%	10.50%	10.41%	10.27%	16	bps	10.58%	10.38%	20	bps
Net Principal Charge-off Rate	3.90%	3.71%	3.91%	3.77%	3.95%	(5)	bps	3.82%	3.79%	3	bps
Delinquency Rate (over 30 days)	3.50%	3.07%	2.94%	3.15%	3.22%	28	bps	3.50%	3.22%	28	bps
Delinquency Rate (over 90 days)	1.63%	1.44%	1.43%	1.55%	1.53%	10	bps	1.63%	1.53%	10	bps

Transactions Processed on Networks (000's)
Discover Network	378,438	384,335	361,893	361,700	358,152	20,286	6%	1,486,366	1,399,933	86,433	6%
PULSE Network	611,518	593,866	558,811	520,866	488,087	123,431	25%	2,285,061	1,856,477	428,584	23%
Total	989,956	978,201	920,704	882,566	846,239	143,717	17%	3,771,427	3,256,410	515,017	16%

Network Volume
PULSE Network	$23,035,361	$22,372,106	$20,799,365	$20,029,576				$86,236,408
Third Party Issuers	1,458,959	1,492,568	1,313,438	1,215,140				5,480,105
Total Third Party Payments	24,494,320	23,864,674	22,112,803	21,244,716	$19,178,369	$5,315,951	28%	91,716,513	$73,196,400	$18,520,113	25%
U.S. Card	23,482,095	24,411,714	22,975,645	22,925,046	22,283,874	1,198,221	5%	93,794,500	89,819,628	3,974,872	4%
Total	$47,976,415	$48,276,388	$45,088,448	$44,169,762	$41,462,243	$6,514,172	16%	$185,511,013	$163,016,028	$22,494,985	14%

[1] The quarter ended November 30, 2007 includes a $391 million pre-tax ($279 million after-tax) non-cash impairment charge related to the company's Goldfish business in the International Card Segment. Excluding the impairment charge the company's basic EPS would be $0.41 and $1.76, diluted EPS would be $0.40 and $1.75, and ROE would be 14% and 15% for the quarter and year end, respectively.

[2] For all periods prior to the spin off from Morgan Stanley, the same number of shares is being used for diluted EPS as for basic EPS as no common stock of Discover Financial Services was traded prior to July 2, 2007 and no Discover equity awards were outstanding for the prior periods.

Discover Financial Services
Managed Basis[1]
(unaudited, dollars in thousands)
	Quarter Ended					Nov 30, 2007		Year Ended
	Nov 30, 2007	Aug 31, 2007	May 31, 2007	Feb 28, 2007	Nov 30, 2006	vs Nov 30, 2006		2007	2006	2007 vs 2006

Earnings Summary
Interest Income	$1,793,072	$1,751,919	$1,715,844	$1,599,684	$1,543,806	$249,266	16%	$6,860,519	$6,167,485	$693,034	11%
Interest Expense	815,208	767,451	747,303	645,826	609,102	206,106	34%	2,975,788	2,337,589	638,199	27%
Net Interest Income	977,864	984,468	968,541	953,858	934,704	43,160	5%	3,884,731	3,829,896	54,835	1%
Other Income	682,344	552,621	597,415	555,439	560,053	122,291	22%	2,387,819	2,373,536	14,283	1%
Revenue Net of Interest Expense	1,660,208	1,537,089	1,565,956	1,509,297	1,494,757	165,451	11%	6,272,550	6,203,432	69,118	1%
Provision for Loan Losses	648,718	509,026	530,438	482,660	527,539	121,179	23%	2,170,842	1,901,644	269,198	14%
Employee Compensation and Benefits	226,494	227,904	234,373	233,318	234,625	(8,131)	(3%)	922,089	933,196	(11,107)	(1%)
Marketing and Business Development	163,916	163,015	140,930	142,344	197,601	(33,685)	(17%)	610,205	603,556	6,649	1%
Information Processing & Communications	98,926	99,065	96,622	93,452	102,936	(4,010)	(4%)	388,065	387,595	470	0%
Professional Fees	102,742	94,060	113,264	80,958	119,049	(16,307)	(14%)	391,024	367,769	23,255	6%
Premises and Equipment	21,761	22,611	24,350	22,809	23,886	(2,125)	(9%)	91,531	92,278	(747)	(1%)
Other Expense [2]	485,656	92,194	93,453	82,295	103,580	382,076	NM	753,598	335,089	418,509	125%
Total Other Expense	1,099,495	698,849	702,992	655,176	781,677	317,818	41%	3,156,512	2,719,483	437,029	16%
Income (Loss) Before Income Taxes [2]	(88,005)	329,214	332,526	371,461	185,541	(273,546)	(147%)	945,196	1,582,305	(637,109)	(40%)
Tax Expense	(3,938)	126,974	123,284	137,829	(981)	(2,957)	NM	384,149	505,689	(121,540)	(24%)
Net Income (Loss) [2]	$(84,067)	$202,240	$209,242	$233,632	$186,522	$(270,589)	(145%)	$561,047	$1,076,616	$(515,569)	(48%)

Balance Sheet Statistics
Loan Receivables	$52,553,604	$51,892,455	$51,505,397	$50,931,556	$50,446,177	$2,107,427	4%	$52,553,604	$50,446,177	$2,107,427	4%
Average Loan Receivables	$51,818,029	$51,530,934	$50,843,952	$51,574,268	$49,318,549	$2,499,480	5%	$51,440,039	$48,401,547	$3,038,492	6%
Total Assets	$65,724,235	$65,457,390	$65,112,826	$57,782,359	$55,512,185	$10,212,050	18%	$65,724,235	$55,512,185	$10,212,050	18%
Total Equity [3]	$5,571,839	$5,667,282	$5,780,284	$5,528,658	$5,774,772	$(202,933)	(4%)	$5,571,839	$5,774,772	$(202,933)	(4%)
Total Tangible Equity [3]	$5,218,375	$4,927,431	$5,044,586	$4,797,784	$5,039,867	$178,508	4%	$5,218,375	$5,039,867	$178,508	4%
Tangible Equity/Net Managed Receivables	10.1%	9.6%	10.0%	9.6%	10.2%			10.1%	10.2%	(0)	bps
Tangible Equity/Total Managed Assets	7.9%	7.5%	7.8%	8.3%	9.1%			7.9%	9.1%

Net Yield on Loan Receivables	7.57%	7.58%	7.56%	7.50%	7.60%	(3)	bps	7.55%	7.91%	(36)	bps
Return on Loan Receivables	(0.65%)	1.56%	1.63%	1.84%	1.52%	(217)	bps	1.09%	2.22%	(113)	bps

Total Credit Card Loans
Credit Card Loans - Managed	$52,302,410	$51,800,446	$51,415,812	$50,840,710	$50,350,328	$1,952,082	4%	$52,302,410	$50,350,328	$1,952,082	4%
Average Credit Card Loans - Managed	$51,688,457	$51,440,722	$50,751,580	$51,478,643	$49,214,953	$2,473,504	5%	$51,338,135	$48,216,546	$3,121,589	6%

Managed Interest Yield	12.63%	12.52%	12.35%	12.25%	12.22%	41	bps	12.44%	12.36%	8	bps
Managed Net Principal Charge-off Rate	4.08%	3.95%	4.23%	4.05%	4.15%	(7)	bps	4.08%	4.08%	0	bps
Managed Delinquency Rate (over 30 days)	3.73%	3.30%	3.12%	3.44%	3.50%	23	bps	3.73%	3.50%	23	bps
Managed Delinquency Rate (over 90 days)	1.74%	1.55%	1.51%	1.68%	1.65%	9	bps	1.74%	1.65%	9	bps

Total Credit Card Volume
Domestic	$26,159,776	$27,171,729	$26,408,578	$26,880,735	$25,682,545	$477,231	2%	$106,620,818	$102,901,893	$3,718,925	4%
International	3,428,543	3,601,870	3,646,009	3,578,199	3,547,702	(119,159)	(3%)	14,254,621	11,881,465	2,373,156	20%
Total	$29,588,319	$30,773,599	$30,054,587	$30,458,934	$29,230,247	$358,072	1%	$120,875,439	$114,783,358	$6,092,081	5%

Total Credit Card Sales Volume
Domestic	$22,588,639	$23,527,999	$22,108,865	$22,037,053	$21,404,325	$1,184,314	6%	$90,262,556	$86,385,577	$3,876,979	4%
International	3,212,885	3,296,360	3,277,439	3,169,284	3,123,230	89,655	3%	12,955,968	10,335,331	2,620,637	25%
Total	$25,801,524	$26,824,359	$25,386,304	$25,206,337	$24,527,555	$1,273,969	5%	$103,218,524	$96,720,908	$6,497,616	7%

Segment - Income Before Income Taxes
U.S. Card	$327,526	$387,085	$388,813	$401,026	$228,986	$98,540	43%	$1,504,450	$1,640,453	$(136,003)	(8%)
Third Party Payments	7,591	9,439	8,010	11,920	6,946	645	9%	36,960	28,949	8,011	28%
International Card	(423,122)	(67,310)	(64,297)	(41,485)	(50,391)	(372,731)	NM	(596,214)	(87,097)	(509,117)	NM
Total	$(88,005)	$329,214	$332,526	$371,461	$185,541	$(273,546)	(147%)	$945,196	$1,582,305	$(637,109)	(40%)

[1] Managed basis assumes loans that have been securitized were not sold and presents earnings and statistical information on these loans in a manner similar to the way loans that have not been sold are presented. See Reconciliation of GAAP to Managed schedule.

[2] The quarter ended November 30, 2007 includes a $391 million pre-tax ($279 million after-tax) non-cash impairment charge related to the company's Goldfish business in the International Card Segment.

[3] Balance on a GAAP and Managed basis is the same.

Discover Financial Services
U.S. Card Segment
Managed Basis[1]
(unaudited, dollars in thousands)
	Quarter Ended					Nov 30, 2007		Year Ended
	Nov 30, 2007	Aug 31, 2007	May 31, 2007	Feb 28, 2007	Nov 30, 2006	vs Nov 30, 2006		2007	2006	2007 vs 2006

Earnings Summary
Interest Income	$1,666,768	$1,626,214	$1,601,324	$1,481,992	$1,429,508	$237,260	17%	$6,376,298	$5,748,698	$627,600	11%
Interest Expense	743,975	697,643	693,837	593,610	562,185	181,790	32%	2,729,065	2,160,569	568,496	26%
Net Interest Income	922,793	928,571	907,487	888,382	867,323	55,470	6%	3,647,233	3,588,129	59,104	2%
Other Income	603,709	481,060	526,304	490,003	493,713	109,996	22%	2,101,076	2,097,676	3,400	0%
Revenue Net of Interest Expense	1,526,502	1,409,631	1,433,791	1,378,385	1,361,036	165,466	12%	5,748,309	5,685,805	62,504	1%
Provision for Loan Losses	584,722	418,349	444,249	406,076	452,965	131,757	29%	1,853,396	1,663,472	189,924	11%
Total Other Expense	614,254	604,197	600,729	571,283	679,085	(64,831)	(10%)	2,390,463	2,381,880	8,583	0%
Income Before Income Taxes	$327,526	$387,085	$388,813	$401,026	$228,986	$98,540	43%	$1,504,450	$1,640,453	$(136,003)	(8%)

Loan Receivables	$48,180,436	$47,444,107	$46,953,902	$46,356,858	$45,802,071	$2,378,365	5%	$48,180,436	$45,802,071	$2,378,365	5%
Average Loan Receivables	$47,381,471	$47,016,472	$46,296,296	$46,965,884	$44,899,320	$2,482,151	6%	$46,913,474	$44,409,231	$2,504,243	6%

Net Yield on Loan Receivables	7.81%	7.84%	7.78%	7.67%	7.75%	6	bps	7.77%	8.08%	(31)	bps
Pretax Return on Loan Receivables	2.77%	3.27%	3.33%	3.46%	2.05%	72	bps	3.21%	3.69%	(48)	bps

Total Credit Card Loans
Credit Card Loans - Managed	$47,929,242	$47,352,098	$46,864,317	$46,266,012	$45,706,222	$2,223,020	5%	$47,929,242	$45,706,222	$2,223,020	5%
Average Credit Card Loans - Managed	$47,251,899	$46,926,260	$46,203,924	$46,870,259	$44,795,724	$2,456,175	5%	$46,811,570	$44,277,249	$2,534,321	6%

Managed Interest Yield	12.85%	12.76%	12.59%	12.45%	12.42%	43	bps	12.66%	12.53%	13	bps
Managed Net Principal Charge-off Rate	3.84%	3.70%	4.00%	3.81%	3.99%	(15)	bps	3.84%	3.96%	(12)	bps
Managed Delinquency Rate (over 30 days)	3.59%	3.16%	2.97%	3.31%	3.39%	20	bps	3.59%	3.39%	20	bps
Managed Delinquency Rate (over 90 days)	1.68%	1.48%	1.44%	1.63%	1.59%	9	bps	1.68%	1.59%	9	bps

Total Credit Card Volume	$26,159,776	$27,171,729	$26,408,578	$26,880,735	$25,682,545	$477,231	2%	$106,620,818	$102,901,893	$3,718,925	4%
Sales Volume	$22,588,639	$23,527,999	$22,108,865	$22,037,053	$21,404,325	$1,184,314	6%	$90,262,556	$86,385,577	$3,876,979	4%

[1] Managed basis assumes loans that have been securitized were not sold and presents earnings and statistical information on these loans in a manner similar to the way loans that have not been sold are presented. See Reconciliation of GAAP to Managed schedule.

Discover Financial Services
Third Party Payments Segment
(unaudited, dollars in thousands)
	Quarter Ended					Nov 30, 2007		Year Ended
	Nov 30, 2007	Aug 31, 2007	May 31, 2007	Feb 28, 2007	Nov 30, 2006	vs Nov 30, 2006		2007	2006	2007 vs 2006

Earnings Summary
Interest Income	$650	$594	$558	$574	$516	$134	26%	$2,376	$1,801	$575	32%
Interest Expense	-	-	4	15	6	(6)	(100%)	19	23	(4)	(17%)
Net Interest Income	650	594	554	559	510	140	27%	2,357	1,778	579	33%
Other Income	29,305	29,465	29,248	30,682	28,077	1,228	4%	118,700	110,700	8,000	7%
Revenue Net of Interest Expense	29,955	30,059	29,802	31,241	28,587	1,368	5%	121,057	112,478	8,579	8%
Provision for Loan Losses	-	-	-	-	-	-	0%	-	-	-	0%
Total Other Expense	22,364	20,620	21,792	19,321	21,641	723	3%	84,097	83,529	568	1%
Income Before Income Taxes	$7,591	$9,439	$8,010	$11,920	$6,946	$645	9%	$36,960	$28,949	$8,011	28%

Network Volume
PULSE Network	$23,035,361	$22,372,106	$20,799,365	$20,029,576				$86,236,408
Third Party Issuers	1,458,959	1,492,568	1,313,438	1,215,140				5,480,105
Total Third Party Payments	$24,494,320	$23,864,674	$22,112,803	$21,244,716	$19,178,369	$5,315,951	28%	$91,716,513	$73,196,400	$18,520,113	25%

Transactions Processed on PULSE Network (000's)	611,518	593,866	558,811	520,866	488,087	123,431	25%	2,285,061	1,856,477	428,584	23%

Discover Financial Services
International Card Segment
Managed Basis[1]
(unaudited, dollars in thousands)
	Quarter Ended					Nov 30, 2007		Year Ended
	Nov 30, 2007	Aug 31, 2007	May 31, 2007	Feb 28, 2007	Nov 30, 2006	vs Nov 30, 2006		2007	2006	2007 vs 2006

Earnings Summary
Interest Income	$125,654	$125,111	$113,962	$117,118	$113,782	$11,872	10%	$481,845	$416,986	$64,859	16%
Interest Expense	71,233	69,808	53,462	52,201	46,911	24,322	52%	246,704	176,997	69,707	39%
Net Interest Income	54,421	55,303	60,500	64,917	66,871	(12,450)	(19%)	235,141	239,989	(4,848)	(2%)
Other Income	49,330	42,096	41,863	34,754	38,263	11,067	29%	168,043	165,160	2,883	2%
Revenue Net of Interest Expense	103,751	97,399	102,363	99,671	105,134	(1,383)	(1%)	403,184	405,149	(1,965)	(0%)
Provision for Loan Losses	63,996	90,677	86,189	76,584	74,574	(10,578)	(14%)	317,446	238,172	79,274	33%
Total Other Expense [2]	462,877	74,032	80,471	64,572	80,951	381,926	NM	681,952	254,074	427,878	168%
Income (Loss) Before Income Taxes [2]	$(423,122)	$(67,310)	$(64,297)	$(41,485)	$(50,391)	$(372,731)	NM	$(596,214)	$(87,097)	$(509,117)	NM

Loan Receivables	$4,373,168	$4,448,348	$4,551,495	$4,574,698	$4,644,106	$(270,938)	(6%)	$4,373,168	$4,644,106	$(270,938)	(6%)
Average Loan Receivables	$4,436,558	$4,514,462	$4,547,656	$4,608,384	$4,419,229	$17,329	0%	$4,526,565	$3,992,316	$534,249	13%

Net Yield on Loan Receivables	4.92%	4.86%	5.28%	5.71%	6.07%	(115)	bps	5.19%	6.01%	(82)	bps
Pretax Return on Loan Receivables [2]	(38.25%)	(5.92%)	(5.61%)	(3.65%)	(4.57%)	(3,368)	bps	(13.17%)	(2.18%)	(1099)	bps

Total Credit Card Loans
Credit Card Loans - Managed	$4,373,168	$4,448,348	$4,551,495	$4,574,698	$4,644,106	$(270,938)	(6%)	$4,373,168	$4,644,106	$(270,938)	(6%)
Average Credit Card Loans - Managed	$4,436,558	$4,514,462	$4,547,656	$4,608,384	$4,419,229	$17,329	0%	$4,526,565	$3,939,297	$587,268	15%

Managed Interest Yield	10.32%	10.00%	9.89%	10.25%	10.23%	9	bps	10.11%	10.38%	(27)	bps
Managed Net Principal Charge-off Rate	6.65%	6.56%	6.50%	6.45%	5.80%	85	bps	6.54%	5.45%	109	bps
Managed Delinquency Rate (over 30 days)	5.25%	4.89%	4.69%	4.75%	4.58%	67	bps	5.25%	4.58%	67	bps
Managed Delinquency Rate (over 90 days)	2.43%	2.30%	2.25%	2.25%	2.22%	21	bps	2.43%	2.22%	21	bps

Total Credit Card Volume	$3,428,543	$3,601,870	$3,646,009	$3,578,199	$3,547,702	$(119,159)	(3%)	$14,254,621	$11,881,465	$2,373,156	20%
Sales Volume	$3,212,885	$3,296,360	$3,277,439	$3,169,284	$3,123,230	$89,655	3%	$12,955,968	$10,335,331	$2,620,637	25%

[1] Managed basis assumes loans that have been securitized were not sold and presents earnings and statistical information on these loans in a manner similar to the way loans that have not been sold are presented. See Reconciliation of GAAP to Managed schedule.

[2] Includes non-cash impairment charge related to the company's Goldfish business ($391 million pre-tax, $279 million after-tax).

DISCOVER FINANCIAL SERVICES

RECONCILIATION OF GAAP TO MANAGED

The following pages present a reconciliation for certain information disclosed in the financial data supplement.

The data is presented on both a "managed" loan basis and as reported under generally accepted accounting principles ("owned" loan basis). Managed loan data assume that the company's securitized loan receivables have not been sold and presents the results of securitized loan receivables in the same manner as the company's owned loans. The company operates its business and analyzes its financial performance on a managed basis. Accordingly, underwriting and servicing standards are comparable for both owned and securitized loans. The company believes that managed loan information is useful to investors because it provides information regarding the quality of loan origination and credit performance of the entire managed portfolio and allows investors to understand the related credit risks inherent in owned loans and retained interests in securitizations. Managed loan data is also relevant because the company services the securitized and owned loans, and the related accounts, in the same manner without regard to ownership of the loans. In addition, investors often request information on a managed basis which provides a more meaningful comparison to industry competitors.

Discover Financial Services
Reconciliation of GAAP to Managed [1]
(unaudited, dollars in thousands)
	Quarter Ended					Year Ended
	Nov 30, 2007	Aug 31, 2007	May 31, 2007	Feb 28, 2007	Nov 30, 2006	2007	2006

Interest Income
GAAP Basis	$748,889	$755,610	$703,365	$680,305	$622,166	$2,888,169	$2,458,526
Securitization Adjustments [1]	1,044,183	996,309	1,012,479	919,379	921,640	3,972,350	3,708,959
Managed Basis	$1,793,072	$1,751,919	$1,715,844	$1,599,684	$1,543,806	$6,860,519	$6,167,485

Interest Expense
GAAP Basis	$400,734	$361,469	$336,253	$283,959	$243,518	$1,382,415	$940,040
Securitization Adjustments	414,474	405,982	411,050	361,867	365,584	1,593,373	1,397,549
Managed Basis	$815,208	$767,451	$747,303	$645,826	$609,102	$2,975,788	$2,337,589

Net Interest Income
GAAP Basis	$348,155	$394,141	$367,112	$396,346	$378,648	$1,505,754	$1,518,486
Securitization Adjustments	629,709	590,327	601,429	557,512	556,056	2,378,977	2,311,410
Managed Basis	$977,864	$984,468	$968,541	$953,858	$934,704	$3,884,731	$3,829,896

Other Income
GAAP Basis	$1,003,251	$845,498	$871,693	$825,677	$828,263	$3,546,119	$3,538,939
Securitization Adjustments	(320,907)	(292,877)	(274,278)	(270,238)	(268,210)	(1,158,300)	(1,165,403)
Managed Basis	$682,344	$552,621	$597,415	$555,439	$560,053	$2,387,819	$2,373,536

Revenue Net of Interest Expense
GAAP Basis	$1,351,406	$1,239,639	$1,238,805	$1,222,023	$1,206,911	$5,051,873	$5,057,425
Securitization Adjustments	308,802	297,450	327,151	287,274	287,846	1,220,677	1,146,007
Managed Basis	$1,660,208	$1,537,089	$1,565,956	$1,509,297	$1,494,757	$6,272,550	$6,203,432

Provision for Loan Losses
GAAP Basis	$339,916	$211,576	$203,287	$195,386	$239,693	$950,165	$755,637
Securitization Adjustments	308,802	297,450	327,151	287,274	287,846	1,220,677	1,146,007
Managed Basis	$648,718	$509,026	$530,438	$482,660	$527,539	$2,170,842	$1,901,644

Loan Receivables
GAAP Basis	$23,954,295	$22,393,598	$22,788,042	$22,611,707	$23,742,750	$23,954,295	$23,742,750
Securitization Adjustments	28,599,309	29,498,857	28,717,355	28,319,849	26,703,427	28,599,309	26,703,427
Managed Basis	$52,553,604	$51,892,455	$51,505,397	$50,931,556	$50,446,177	$52,553,604	$50,446,177

Total Assets
GAAP Basis	$37,348,409	$36,141,011	$35,672,568	$29,763,803	$29,067,242	$37,348,409	$29,067,242
Securitization Adjustments	28,375,826	29,316,379	29,440,258	28,018,556	26,444,943	28,375,826	26,444,943
Managed Basis	$65,724,235	$65,457,390	$65,112,826	$57,782,359	$55,512,185	$65,724,235	$55,512,185

Tangible Equity/Total Assets
GAAP Basis	14.0%	13.6%	14.1%	16.1%	17.3%	14.0%	17.3%
Securitization Adjustments	18.4%	16.8%	17.1%	17.1%	19.1%	18.4%	19.1%
Managed Basis	7.9%	7.5%	7.8%	8.3%	9.1%	7.9%	9.1%

Total Credit Card Loans
Credit Card Loans
GAAP Basis	$23,703,101	$22,301,589	$22,698,457	$22,520,861	$23,646,901	$23,703,101	$23,646,901
Securitization Adjustments	28,599,309	29,498,857	28,717,355	28,319,849	26,703,427	28,599,309	26,703,427
Managed Basis	$52,302,410	$51,800,446	$51,415,812	$50,840,710	$50,350,328	$52,302,410	$50,350,328

Average Credit Card Loans
GAAP Basis	$22,468,387	$22,646,290	$21,419,465	$24,760,587	$22,573,508	$22,814,043	$21,656,295
Securitization Adjustments	29,220,070	28,794,432	29,332,115	26,718,056	26,641,445	28,524,092	26,560,251
Managed Basis	$51,688,457	$51,440,722	$50,751,580	$51,478,643	$49,214,953	$51,338,135	$48,216,546

Discover Financial Services
Reconciliation of GAAP to Managed [1]
(unaudited, dollars in thousands)
	Quarter Ended					Year Ended
	Nov 30, 2007	Aug 31, 2007	May 31, 2007	Feb 28, 2007	Nov 30, 2006	2007	2006

Interest Yield
GAAP Basis	10.43%	10.99%	10.50%	10.41%	10.27%	10.58%	10.38%
Securitization Adjustments	14.33%	13.73%	13.69%	13.96%	13.88%	13.93%	13.96%
Managed Basis	12.63%	12.52%	12.35%	12.25%	12.22%	12.44%	12.36%

Net Principal Charge-off Rate
GAAP Basis	3.90%	3.71%	3.91%	3.77%	3.95%	3.82%	3.79%
Securitization Adjustments	4.23%	4.13%	4.46%	4.30%	4.32%	4.28%	4.31%
Managed Basis	4.08%	3.95%	4.23%	4.05%	4.15%	4.08%	4.08%

Delinquency Rate (over 30 days)
GAAP Basis	3.50%	3.07%	2.94%	3.15%	3.22%	3.50%	3.22%
Securitization Adjustments	3.92%	3.48%	3.26%	3.67%	3.76%	3.92%	3.76%
Managed Basis	3.73%	3.30%	3.12%	3.44%	3.50%	3.73%	3.50%

Delinquency Rate (over 90 days)
GAAP Basis	1.63%	1.44%	1.43%	1.55%	1.53%	1.63%	1.53%
Securitization Adjustments	1.84%	1.63%	1.58%	1.79%	1.75%	1.84%	1.75%
Managed Basis	1.74%	1.55%	1.51%	1.68%	1.65%	1.74%	1.65%

US CARD
Loan Receivables
GAAP Basis	$20,831,117	$19,170,450	$19,938,986	$19,727,837	$20,790,244	$20,831,117	$20,790,244
Securitization Adjustments	27,349,319	28,273,657	27,014,916	26,629,021	25,011,827	27,349,319	25,011,827
Managed Basis	$48,180,436	$47,444,107	$46,953,902	$46,356,858	$45,802,071	$48,180,436	$45,802,071

Domestic Credit Card Loans
Credit Card Loans
GAAP Basis	$20,579,923	$19,078,441	$19,849,401	$19,636,991	$20,694,395	$20,579,923	$20,694,395
Securitization Adjustments	27,349,319	28,273,657	27,014,916	26,629,021	25,011,827	27,349,319	25,011,827
Managed Basis	$47,929,242	$47,352,098	$46,864,317	$46,266,012	$45,706,222	$47,929,242	$45,706,222

Average Credit Card Loans
GAAP Basis	$19,276,203	$19,722,180	$18,581,153	$21,841,166	$19,785,248	$19,845,880	$19,120,946
Securitization Adjustments	27,975,696	27,204,080	27,622,771	25,029,093	25,010,476	26,965,690	25,156,303
Managed Basis	$47,251,899	$46,926,260	$46,203,924	$46,870,259	$44,795,724	$46,811,570	$44,277,249

Interest Yield
GAAP Basis	10.53%	11.22%	10.72%	10.55%	10.37%	10.75%	10.50%
Securitization Adjustments	14.45%	13.88%	13.85%	14.10%	14.04%	14.07%	14.08%
Managed Basis	12.85%	12.76%	12.59%	12.45%	12.42%	12.66%	12.53%

Net Principal Charge-off Rate
GAAP Basis	3.43%	3.27%	3.51%	3.43%	3.67%	3.41%	3.64%
Securitization Adjustments	4.13%	4.01%	4.34%	4.14%	4.23%	4.15%	4.20%
Managed Basis	3.84%	3.70%	4.00%	3.81%	3.99%	3.84%	3.96%

Delinquency Rate (over 30 days)
GAAP Basis	3.28%	2.80%	2.71%	2.97%	3.05%	3.28%	3.05%
Securitization Adjustments	3.82%	3.40%	3.16%	3.56%	3.67%	3.82%	3.67%
Managed Basis	3.59%	3.16%	2.97%	3.31%	3.39%	3.59%	3.39%

Delinquency Rate (over 90 days)
GAAP Basis	1.53%	1.31%	1.31%	1.46%	1.44%	1.53%	1.44%
Securitization Adjustments	1.79%	1.60%	1.54%	1.75%	1.72%	1.79%	1.72%
Managed Basis	1.68%	1.48%	1.44%	1.63%	1.59%	1.68%	1.59%

Discover Financial Services
Reconciliation of GAAP to Managed [1]
(unaudited, dollars in thousands)
	Quarter Ended					Year Ended
	Nov 30, 2007	Aug 31, 2007	May 31, 2007	Feb 28, 2007	Nov 30, 2006	2007	2006

INTERNATIONAL CARD
Loan Receivables
GAAP Basis	$3,123,178	$3,223,148	$2,849,056	$2,883,870	$2,952,506	$3,123,178	$2,952,506
Securitization Adjustments	1,249,990	1,225,200	1,702,439	1,690,828	1,691,600	1,249,990	1,691,600
Managed Basis	$4,373,168	$4,448,348	$4,551,495	$4,574,698	$4,644,106	$4,373,168	$4,644,106

International Credit Card Loans
Credit Card Loans
GAAP Basis	$3,123,178	$3,223,148	$2,849,056	$2,883,870	$2,952,506	$3,123,178	$2,952,506
Securitization Adjustments	1,249,990	1,225,200	1,702,439	1,690,828	1,691,600	1,249,990	1,691,600
Managed Basis	$4,373,168	$4,448,348	$4,551,495	$4,574,698	$4,644,106	$4,373,168	$4,644,106

Average Credit Card Loans
GAAP Basis	$3,192,184	$2,924,110	$2,838,312	$2,919,421	$2,788,260	$2,968,163	$2,535,349
Securitization Adjustments	1,244,374	1,590,352	1,709,344	1,688,963	1,630,969	1,558,402	1,403,948
Managed Basis	$4,436,558	$4,514,462	$4,547,656	$4,608,384	$4,419,229	$4,526,565	$3,939,297

Interest Yield
GAAP Basis	9.77%	9.42%	9.09%	9.38%	9.53%	9.42%	9.51%
Securitization Adjustments	11.75%	11.07%	11.20%	11.77%	11.41%	11.43%	11.94%
Managed Basis	10.32%	10.00%	9.89%	10.25%	10.23%	10.11%	10.38%

Net Principal Charge-off Rate
GAAP Basis	6.70%	6.71%	6.53%	6.29%	5.88%	6.56%	4.94%
Securitization Adjustments	6.52%	6.27%	6.45%	6.72%	5.67%	6.49%	6.36%
Managed Basis	6.65%	6.56%	6.50%	6.45%	5.80%	6.54%	5.45%

Delinquency Rate (over 30 days)
GAAP Basis	4.91%	4.63%	4.55%	4.35%	4.36%	4.91%	4.36%
Securitization Adjustments	6.09%	5.55%	4.93%	5.42%	4.96%	6.09%	4.96%
Managed Basis	5.25%	4.89%	4.69%	4.75%	4.58%	5.25%	4.58%

Delinquency Rate (over 90 days)
GAAP Basis	2.27%	2.21%	2.24%	2.16%	2.16%	2.27%	2.16%
Securitization Adjustments	2.83%	2.51%	2.26%	2.40%	2.32%	2.83%	2.32%
Managed Basis	2.43%	2.30%	2.25%	2.25%	2.22%	2.43%	2.22%

[1] Securitization Adjustments present the effect of loan securitization by recharacterizing as securitization income the portions of the following items that relate to the securitized loans: interest income, interest expense, provision for loan losses, discount and interchange revenue and loan fee revenues. Securitization income is reported in other income.